UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2009

ORION MARINE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace, Suite 300.
Houston, Texas  77034
(Address of principal executive offices)

(713) 852-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01                      Financial Statements and Exhibits

EXHIBIT INDEX
SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 4, 2009, Orion Marine Group, Inc. (the “Company”) entered into employment agreements with each of J. Michael Pearson, President and Chief Executive Officer of the Company and Mark R. Stauffer, Executive Vice President and Chief Financial Officer of the Company.  The employment agreements include the following material provisions for each executive:

J. Michael Pearson
o	Initial term expiring December 31, 2011;
o	Annual base salary of $416,000;
o	Eligibility for bonuses and perquisites as determined by the Company’s Board of Directors;
o	One-time signing bonus of $20,000, payable within 30 days of the date of the employment agreement;
o	Monthly car allowance of $1,250
o	In the event of Termination without Cause or for Good Reason not during a protection period, Mr. Pearson will receive severance benefits of:
▪
(1) Continued payment of his base salary for a period of twelve months, in accordance with the Company’s standard payroll practices; (2) Monthly payment for a period of twelve months of $2,500 to cover transitional expenses; (3) Monthly payment for a period of twelve months of the monthly car allowance; plus (4)Lump sum payment equal to the most recent bonus awarded to Mr. Pearson in accordance with the Executive Incentive Plan (“EIP”) or any replacement plan.

o	In the event of Termination without Cause or for Good Reason during a protection period, Mr. Pearson will receive severance benefits of:
▪
A severance payment, payable in a lump sum, of (1) thirty-six months of his base salary; (2) thirty-six months of $2,500 for transitional expenses; (3) thirty six times Mr. Pearson’s monthly car allowance, plus (4) three times the most recent bonus awarded to Mr. Pearson pursuant to the EIP or any replacement plan.

The foregoing description of Mr. Pearson’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the employment agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Mark R. Stauffer
o	Initial term expiring December 31, 2010;
o	Annual base salary of $265,000;
o	Eligibility for bonuses and perquisites as determined by the Company’s Board of Directors;
o	One-time signing bonus of $20,000, payable within 30 days of the date of the employment agreement;
o	Monthly car allowance of $950
o	In the event of Termination without Cause or for Good Reason not during a protection period, Mr. Stauffer will receive severance benefits of:
▪
(1) Continued payment of his base salary for a period of twelve months, in accordance with the Company’s standard payroll practices; (2) Monthly payment for a period of twelve months of $2,500 to cover transitional expenses; (3) Monthly payment for a period of twelve months of the monthly car allowance; plus (4) Lump sum payment equal to the most recent bonus awarded to Mr. Stauffer in accordance with the EIP or any replacement plan.

o	In the event of Termination without Cause or for Good Reason during a protection period, Mr. Stauffer will receive severance benefits of:
▪
A severance payment, payable in a lump sum, of (1) thirty-six months of his base salary; (2) thirty-six months of $2,500 for transitional expenses; (3) thirty six times Mr. Stauffer’s monthly car allowance, plus (4) three times the most recent bonus awarded to Mr. Stauffer pursuant to the EIP or any replacement plan.

The foregoing description of Mr. Stauffer’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the employment agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(c)           Exhibits:

Exhibit
Number                                Description

10.1                      Employment Agreement dated December 4, 2009 between Orion Marine Group, Inc. andJames M. Pearson

10.2                      Employment Agreement dated December 4, 2009 between Orion Marine Group, Inc. andMark R. Stauffer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Marine Group, Inc.
Dated: December 10, 2009	By:	/s/ Mark R. Stauffer
Executive Vice President and Chief Financial Officer